                              LEASE AGREEMENT

                             THE REGAL BUILDING
                               1720 REGAL ROW
                             DALLAS, TEXAS 75235




     THIS LEASE AGREEMENT made and entered into in triplicate as of the 22nd day of August, 1997, between ANDREWS-DILLINGHAM PROPERTIES, Dallas, Texas, acting herein by and through one of its duly authorized agents, herein designated as "Lessor", and Cytoclonal Pharmaceutics, Inc. herein designated as "Lessee";


                             W I T N E S S E T H:

     Lessor, in consideration of the rent to be paid and of the covenants and agreements to be performed by Lessee hereinafter set forth, does hereby lease and demise unto Lessee certain space in the building known as THE REGAL BUILDING, which building is situated on a tract of land in Dallas, Dallas County, Texas street address: 1720 REGAL ROW, which space is more specifically described as containing approximately 5,018 rentable square feet and being Suite Number(s) 215 according to the official plat of suite designations on file in the Building Manager's office. Such space is hereinafter called or referred to as the "Leased Premises". The total net rentable area in the building will be variable dependent on usage but for purposes of this lease the net rentable area in the building is agreed between Lessor and Lessee to be 50,651 square feet, and shall be referred to hereinafter as the "net rentable area". The Leased Premises are to be used and occupied by Lessee as general office and biopharmaceutical research and development facility and for no other purpose.

     TO HAVE AND TO HOLD the said Leased Premises unto the said Lessee, its permitted successors and assigns, for the term beginning the 1st day of September, 1997, and ending the 31st day of August, 1998, unless sooner terminated as herein provided.

     The Leased Premises are hereby leased by Lessor to Lessee and are accepted, or are to be accepted, and are to be used and possessed by Lessee upon and subject to the following terms, provisions, covenants, agreements and conditions, to-wit:

     1.  RENTAL:

     (a) Lessee agrees and promises to pay to Lessor at 5415 Maple Avenue, Suite 200, Dallas, Texas 75235 (or at such other place as Lessor may designate) in lawful money of the U.S.A. as and for rental for the Leased Premises the sum of $49,200.00 as the base rental for the entire term, payable $4,100.00 monthly in advance and without demand on the first day of each calendar month during and throughout the stated term of this lease, and without any set-off or counter-claim whatsoever. Should this lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be appropriately reduced. The first monthly rental installment together with the security deposit (hereinafter stated) shall be paid to Lessor in advance, upon the execution of this lease.

     (b) Should Lessee, with Lessor's consent, occupy the Leased Premises prior to the beginning of the term set forth above, all provisions of this lease shall be in full force and effect from the commencement of such occupancy and the rent for such early period shall be at the same monthly rate above provided. Such prior occupancy shall not, however, shorten the term of this lease, but to the contrary, said lease shall continue in force and effect until the termination date stated herein, unless sooner terminated as provided herein.

     (c) Lessee further agrees to pay as additional monthly rental hereunder for the twelve (12) month period beginning with the first day of January first following Lessee's occupancy of the Leased Premises and for each twelve
(12) month period (or fraction) thereafter during the term hereof (including any extensions thereof) beginning each January 1, an amount equal to the percent of increase in the Consumer Price Index for all Urban Consumers (All items: 1982-84=100) published for the month of December of each calendar year during the term of this lease agreement by the Bureau of Labor Statistics of the United States Government for Dallas, Texas, times the monthly rental paid immediately prior to such increase. The base for calculating this percentage increase shall be the Consumer Price Index published for the month of January, 1998. If the Consumer Price Index is discontinued, the parties shall accept comparable statistics on the purchasing power of the consumer's dollar as published at the time of said discontinuance by a responsible financial periodical of recognized authority to be then chosen by Lessor.

     (d) In no event shall Lessee's rent be less than the base rental set forth in paragraph 1(a) above.

      2.  LATE PAYMENT CHARGE:

          In the event any monthly installment of rent is not paid within ten
(10) days after it is due and payable as set forth in this lease, Lessee agrees to pay as a late charge an amount equal to five percent (5%) of the monthly installment of rent that is due and payable. In the event any other sum of money (other than monthly rental installment owing to Lessor by Lessee pursuant to the terms of this lease is not paid when due, Lessee agrees that such sum shall bear interest at the rate of eighteen percent (18%) per annum from the date due until the date such sum is paid in full to Lessor.

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     3.   SECURITY DEPOSIT:

          Lessee has deposited with Lessor the sum of $-0- as security for the full and faithful performance by Lessee of Lessee's covenants and obligations hereunder. Such security deposit shall not bear interest and shall not be considered an advance payment of rent or a measure of Lessor's damages in case of default by Lessee. In the event Lessee defaults in the performance of any of the covenants and obligations to be performed by it hereunder including but not limited to the payment of all rent to be paid hereunder, Lessor may from time to time without prejudice to any other remedy, use such security deposit to the extent necessary to make good any arrearages in rent or any sum as to which Lessee is in default and any other damage, injury, expense, or liability caused to Lessor by such default, including any damages or deficiency in the reletting of the Leased Premises, whether such damages or deficiency may accrue before or after termination of this lease. Following any such application of the security deposit, Lessee shall pay to Lessor on demand the amount so applied in order to restore the security deposit to its original amount. Additionally, upon written notice by Lessor, Lessee shall increase the Security Deposit by an amount equal to the increase in the monthly rental pursuant to Paragraph 1(c) hereof. If Lessee is not then in default hereunder, any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this lease and after delivery of the entire possession of the Leased Premises to Lessor in accordance with this lease. If Lessor assigns its interest in the Leased Premises during the lease term, Lessor may assign the security deposit to the assignee and thereafter Lessor shall have no further liability for the return of such security deposit to the assignee and Lessee agrees to look solely to the assignee for the return of such security deposit.

     4.   COMPLETION OF IMPROVEMENTS AND COMMENCEMENT OF RENT:

          (a) If for any reason the Leased Premises are not ready for occupancy by Lessee on the date of the commencement of the term hereof, the obligations of Lessor and Lessee shall continue in full force and effect; however, in such event, the rent provided for herein shall not commence until the earlier of (i) the date the Leased Premises are ready for occupancy by Lessee, or (ii) thirty (30) days after Lessor shall have notified Lessee in writing that the Leased Premises are available to Lessee for the installation of Lessee's improvements to the Leased Premises. In such event, such abatement of rent shall constitute full settlement of all claims that Lessee might otherwise have against Lessor by reason of the Leased Premises not being ready for occupancy by Lessee on the date of the commencement of the term hereof, and the term of this lease shall not be extended beyond the termination date specified in this lease.

          (b) If the subject Leased Premises are not occupied under the terms of this lease on or before twelve (12) months from the projected beginning date of the term specified herein, this lease shall terminate and come to an end and Lessor and Lessee shall have no further rights or obligations hereunder except as otherwise provided for herein. In such event, abatement of rent from the projected beginning date of the term specified herein shall constitute full settlement of all claims that Lessee might otherwise have against Lessor by reason of the Leased Premises not being ready for occupancy.

     5.   ACCEPTANCE OF LEASED PREMISES AND BUILDING BY LESSEE:

          The taking of possession of the Leased Premises by Lessee shall be conclusive evidence against Lessee: (i) that the Leased Premises are suitable for the purposes for which same are leased; (ii) that the building and each every part and appurtenance thereof are in a good and satisfactory condition, and (iii) that Lessee waives any defects in the Leased Premises and its appurtenances and in all other parts of the building and the appurtenances thereto. Lessee hereby accepts the Leased Premises as suitable for the purposes for which they are leased and knowingly and voluntarily waives any implied warranty of suitability. Lessor shall not be liable to Lessee or to any of its agents, employees or invitees for any damages to persons or property due to the building or any part or appurtenance thereof being improperly constructed or being or becoming out of repair or arising from the leaking of gas, water, sewer, steam pipes, electricity or otherwise.

     6.   SERVICES BY LESSOR:

          (a) Lessor agrees to furnish for the occupied portion of the Leased Premises at Lessor's cost and expense, the following services: (1) Heating and air conditioning in season, at such temperatures between 68DEG and 72DEG F provided twenty-four (24) hours a day, unless otherwise required by governmental authority; and provided further that Lessee shall bear the entire cost of such additional service at rates set by Lessor from time to time and Lessee shall pay for such usage as additional rental upon receipt by Lessee of a statement therefor from Lessor; (2) cold water at the normal temperature of the supply of water to the building for lavatory and toilet purposes, refrigerated water for drinking purposes and hot water (from the regular supply of water to the building) through fixtures installed by Lessor or by Lessee with Lessor's consent; and (3) electric lighting for all public areas and special service areas of the building in the manner and to the extent deemed by the Lessor to be reasonable and standard.

          (b) Lessor shall furnish to Lessee all electrical current required by Lessee in its use and occupancy of the Leased Premises. The obligation of the Lessor hereunder to furnish such electrical service shall be subject to the rules and regulations of the supplier of such electricity and of any municipal or other governmental authority regulating the business of providing electrical utility

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service. Lessee agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. Without Lessor's prior consent, Lessee shall not install any equipment that shall require for its use other than the normal electric current and electrical equipment supplied by the Lessor.

          (c) Lessor does not warrant that the service provided for herein will be free from interruption or stoppage caused by the maintenance, replacement or improvement of any of the equipment involved in the furnishing of any such services, or caused by labor controversies, accidents, acts of God or the elements or any other cause beyond the reasonable control of Lessor, and specifically no interruption or stoppage of any such services shall ever be construed as an eviction of Lessee nor shall same cause any abatement of the rent payable hereunder or in any manner of for any purpose relieve Lessee from any of its obligations hereunder, and in any event Lessor shall not be liable for any interruption or stoppage of any such services or for any damage to persons or property resulting therefrom provided Lessor uses reasonable diligence to resume the service or to cause same to be resumed.

          (d) Janitorial cleaning service (is not) provided by Lessor under the lease. If provided by Lessor, janitorial service shall be scheduled for five days per week.

     7. QUIET ENJOYMENT:

          Lessor agrees to warrant and defend Lessee in the quiet enjoyment and possession of the Leased Premises during the term of this lease provided Lessee (i) pays, as when due and payable, the rent payable hereunder, and
(ii) keeps and fulfills all of the terms, covenants, agreements and conditions on its part hereunder.

     8. USE AND OCCUPANCY:

          Lessee agrees that the Leased Premises shall be used and occupied by Lessee only as specified in this lease, and Lessee agrees, to use and maintain the Leased Premises in a clean, careful, safe and proper manner and to comply with all applicable laws, ordinances, order, rules and regulations of all governmental bodies (state, federal and municipal). Lessee agrees to pay on demand, for any damage to the Leased Premises or to any other part of the building caused by any negligence or willful act or any misuse or abuse (whether or not any such misuse or abuse results from negligence or willful act) by the Lessee or any of its agents, employees or invitees or any other person not prohibited, express or implied, by Lessee from entering upon the Leased Premises. Lessee agrees not to use or to allow or permit the Leased Premises to be used for any purpose prohibited by any law of the United
States or of the State of Texas or by ordinance of the City of Dallas, Texas, and Lessee agrees not to commit waste or suffer or permit waste to be committed or to allow or permit any nuisance on or in the Lease Premises. Lessee will not occupy or use nor permit any portion of the premises leased hereunder to be occupied or used for any business or purpose which is deemed to be unlawful or disreputable in any manner. At the termination of this lease, whether by lapse of time or otherwise, Lessee shall deliver the Leased Premises to Lessor in as good condition as the same are as of the date of the taking of possession thereof by Lessee, ordinary wear and tear only excepted, and upon such termination of this lease, Lessor shall have the right to re-enter and resume possession of the Leased Premises. Lessee will conduct its business and occupy the Leased Premises and will control its agents, employees and invitees in such a manner so as not to create any nuisance or interfere with, annoy or disturb any of the other tenants in the building, or Lessor in its management of the building. Lessee shall not use the Leased Premises or allow or permit same to be used in any way or for any purpose that Lessor may deem to be extra hazardous on account of the possibility of fire, or other casualty or which will increase the rate of fire or other insurance for the building or its contents or in respect to the operation of the building, or which may render the building uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas or which may render void or voidable any insurance on the building. In the event that by reason of Lessee's acts or conduct of business there shall be an increase in the rate of insurance on the building or contents, then Lessee hereby agrees to pay such increase. Lessee hereby covenants and agrees with lessor that it will not engage in the sale of vending machine items including, but not limited to cold drinks, coffee, etc.

     9. ASSIGNMENT AND SUBLETTING:

          Lessee shall not, without the prior written consent of Lessor, assign or in any manner transfer this lease and without the prior written consent of Lessor, Lessee shall not sublet the Leased Premises in whole or in Part.

     10. ALTERATIONS AND ADDITIONS BY LESSEE:

          Lessee shall make no alterations in or additions to the Leased Premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld as to nonstructural alterations, and all alterations and improvements and additions made to or fixtures or other improvements placed in or upon the Leased Premises by Lessor shall be deemed a part of the building and the property of Lessor at the time same are placed in or upon the Leased Premises and same shall remain upon and be surrendered with the Leased Premises as a part thereof at the termination of this lease, unless Lessor requests their removal, in which event Lessee shall remove the same and restore the Leased Premises to their original condition at Lessee's expense. Lessee shall be entitled to remove any alterations, additions or improvements made in the Leased Premises by Lessee; provided however, Lessee must complete such removal prior to the expiration of the lease term and must repair any damage to the Leased Premises caused by such removal. Lessee shall not, without Lessor's prior written consent (a) make any changes to or paint the building front or (b) install any exterior lighting, decorations or paintings, or (c) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Demised Premises. All signs, decorations and advertising media shall conform in all respects to the sign criteria established by Lessor for the building from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Lessor as to construction, method of attachment, size, shape, height, lighting, color and general

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appearance.  All signs shall be kept in good condition and in proper operating order at all times. Lessor reserves the right to designate a uniform type of sign for the building to be installed and paid for by Lessee. Lessee, upon vacation of the Leased Premises, or the removal or alteration of its sign for any reason, shall be responsible for the repair, or replacement, of the building fascia surface where signs are attached.

     11.  INSPECTION AND REPAIRS:

          Lessor shall have the right at any time to enter the Leased Premises for the purpose of examining and inspecting the same and to make such repairs, additions or alterations as Lessor may deem necessary or proper for the safety, improvement or preservation of the Leased Premises or of the building. Lessor shall have the right at any time to make such alterations or changes in other portions of the building as it may deem necessary or desirable so long as such alterations or changes do not unreasonably interfere with the use and occupancy by Lessee of the Leased Premises. Lessee shall, at its own cost and expense, promptly repair or replace any damage or injury done to the Leased Premises or any other part of the building by Lessee or its agents, employees or invitees, including but not limited to, repair and replacements to the windows, window glass, plate glass, doors and the interior of the Leased Premises in general, and if Lessee shall fail to make such repairs or replacements promptly, or at least within fifteen (15) days of the occurrence of the damage or injury, Lessor may, at its option, make such repair or replacement and the cost incurred by Lessor thereby shall constitute a demand obligation owing by Lessee to Lessor from the date of payment by Lessor.

     12.  LIABILITY OF LESSOR:

          Lessor shall not be liable, except in the event of gross negligence or willful misconduct, to Lessee or any of its agents, employees, servants, or invitees for any damage to person or property due to the condition or design of any defect in the building or its mechanical systems and equipment which may exist or occur, and Lessee, with respect to itself and its agents, employees, servants and invitees, hereby expressly assumes all risks of damage to person or property by reason of the present or future condition of the Leased Premises or the building. Lessee agrees that all personal property upon the Leased Premises shall be at the risk of Lessee only, and that Lessor shall not be liable for any damage thereto or theft thereof.

     13.  INDEMNITY LIABILITY:

          Lessee will indemnify and save harmless Lessor of and from (i) all fines, suits, claims, demands, and actions of any kind by reason of any breach, violation, or non-performance of any condition hereof on the part of Lessee and (ii) all claims, demands, actions, damages, loss, cost, liabilities, expenses and judgments suffered by, recovered from or asserted against Lessor on account of injury or damage to person or property to the extent that any such damage, or injury may be incident to, arise out of, or be caused, either proximately or remotely, wholly or in part, by an act, omission, negligence, or misconduct on the part of Lessee or any of its agents, servants, employees, contractors, patrons, guests, licensees, or invitees, and Lessee is familiar with said premises, acknowledges that same are received by him in good state of repair, accepts them in the condition in which they are now, and Lessee accepts said premises as suitable for the purposes for which same are leased.

      14. FIRE OR OTHER CASUALTY:

          If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt notice thereof to Lessor. In case the building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the building, shall in Lessor's sole opinion, be required (whether or not the Leased Premises shall have been damaged by such fire or other casualty) or in the event any mortgage under a mortgage or deed of trust covering the building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Lessor may, at its option, terminate this lease and the terms and estate hereby granted by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If Lessor does not thus elect to terminate this lease, Lessor shall within sixty (60) days after the date of such damage commence to repair and restore the building and shall proceed with reasonable diligence to restore the building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of Lessee's furniture or furnishings or of fixtures and equipment removable by lessee under the provisions of this lease. Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage in the repair thereof; except that during the time and to the extent that the Leased Premises are unfit for occupancy, Lessor shall, at its option, either furnish Lessee with comparable office space at prevailing market rates or a fair diminution of rent, the choice of which will be Lessor's sole discretion. If the damages are caused by the negligence of Lessee, its agents, servants, employees, contractors, patrons, guests, licenses, or invitees there will be no abatement of rent and Lessee will be liable for any damages in excess of the amount paid by insurance proceeds received by Lessor. Any insurance which may be carried by Lessor or Lessee against loss or damage to the building or to the Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     15.  CONDEMNATION:

          If the whole or substantially the whole of the building or the common areas or the whole or any portion of the Leased Premises shall be lawfully condemned or taken in any manner for any lawful purpose, this lease shall, at the option of either Lessor or Lessee, cease and terminate as of the date of taking of possession for such purpose. If less than the whole or substantially the whole of the building or the common areas shall

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be so condemned, the Lessor, whether or not the Leased Premises be affected, may, at its option terminate this lease as of the date of the taking of possession for such purposes by notifying Lessee in writing of such termination. If upon any such condemnation this lease shall continue in force as to any part of the Leased Premises, the rent payable hereunder shall be diminished by an amount representing that part of said rent as shall properly be applicable to the portion of the Leased Premises which was so condemned or taken and Lessor shall, at its expense, proceed with reasonable diligence to repair, alter and restore the remaining part of the building and the Leased Premises substantially to its former condition to the extent that the same, in Lessor's judgment may be feasible. Lessor shall be entitled to receive the entire award in any condemnation proceedings including any award for the value of any unexpired term of this lease. However, Lessee shall be entitled to seek a separate award for the taking of any trade fixtures or personal property therein and for any lost profits and moving expenses incurred by Lessee because of the taking.

     16.  WAIVER OF SUBROGATION:

          Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, during the term of this lease or any extension or renewal thereof for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom said other party may be responsible) which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recovered under said insurance policies. Said waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this lease with respect to any loss or damage to property of the parties hereto. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise to an insurance company for any other person) each party hereto hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

     17.  EVENTS OF DEFAULT:

          The following events shall be deemed to be events of default by Lessee under this lease:

          (a) Lessee shall fail to pay any installment of the rent hereby reserved when due and such failure shall continue for a period of ten (10) days.

          (b) Lessee shall fail to comply with any term, provision or covenant of this lease, other than the payment of rent, and shall not cure such failure within ten (10) days after written notice thereof to Lessee:

          (c)  Lessee shall make an assignment for the benefit of creditors;

          (d) Lessee shall file a petition under any section or chapter of National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof, or Lessee shall be adjudged bankrupt or insolvent in any proceeding filed against Lessee there under and such adjudication shall not be vacated or set aside within thirty (30) days;

          (e) A receiver or Trustee shall be appointed for all or substantially all of the assets of Lessee and such receivership shall not be terminated or stayed within thirty (30) days; or

          (f) Lessee shall abandon or vacate any substantial portion of the Leased Premises for a period of five (5) or more days.

     18.  REMEDIES:

          Upon the occurrence of any event of default hereunder, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this lease in which event Lessee shall immediately surrender the Leased Premises to Lessor, and if Lessee fails to do so, Lessor, may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession and expel or remove Lessee and any other person who may be occupying the Leased Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages thereof. Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise, including the loss of the base rental for the remaining term of the lease:

          (b) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other person who may be occupying the Leased Premises or any part thereof, by force it necessary, without being liable for prosecution or any claim for damages therefor, and if Lessor so elects, relet the Leased Premises on such terms as Lessor shall deem advisable and receive the rent thereof. Lessee agrees to pay to Lessor on demand any deficiency in base rental that may arise by reason of such reletting; and

          (c) Enter upon the Leased Premises by force if necessary, without being liable for prosecution or any claim for damages, therefor, and do whatever Lessee is obligated to do under the terms of this lease, and Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in thus effecting compliance with Lessor's obligations under this lease, and Lessee further agrees that Lessor shall not be liable for damages resulting to the Lessee from such actions.

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     In addition to the foregoing remedies, in the event of the failure or refusal by Lessee to make the timely and punctual payment of any rent or other sums payable under this Lease when and as the same shall become due and payable, or in the event of an abandonment of the Leased Premises by Lessee, Lessor is entitled and is hereby authorized, without any notice to Lessee whatsoever, to enter upon the Leased Premises by use of a master key, a duplicate key, picking the locks, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Leased Premises, thereby excluding Lessee, and its officers, principals, agents, employees and representatives therefrom. In the event that Lessor has either permanently repossessed the Leased Premises pursuant to the foregoing provisions of this Lease, or has terminated the Lease by reason of Lessee's default, Lessor shall not thereafter be obligated to provide Lessee with a key to the Leased Premises at any time; provided however, that in any such instance, during Lessor's normal business hours and at the convenience of Lessor, and upon the written request of Lessee accompanied by such written waivers and releases as Lessor may require, Lessor will escort Lessee or its authorized personnel to the Leased Premises to retrieve any personal belongings or other property of Lessee not subject to the landlord's lien or security interest described in this Lease. If Lessor elects to exclude
Lessee from the Leased Premises without permanently repossessing or terminating pursuant to the foregoing provisions of this Lease, then Lessor (at any time prior to permanent repossession or termination) shall not be obligated to provide Lessee a key to re-enter the Leased Premises until such time as all delinquent rental and other amounts due under this Lease have been paid in full (and all other defaults, if any, have been completely cured to Lessor's satisfaction), and Lessor has been given assurance reasonably satisfactory to Lessor evidencing Lessee's ability to satisfy its remaining obligations under this Lease. During any such temporary period of exclusion, Lessor will, during Lessor's regular business hours and at Lessor's convenience, upon written request by Lessee, escort Lessee or its authorized personnel to the Leased Premises to retrieve personal belongings of Lessee or its employees, and such other property of Lessee as is not subject to the landlord's lien and security interest described in this Lease. This remedy of Lessor shall be in addition to, and not in lieu of, any of its other remedies set forth in this Lease, or otherwise available to Lessor at law or in equity. The provisions hereof shall override and control any conflicting provisions of Section 93.002 of the Texas Property Code, as amended.

     No re-entry or taking possession of the Leased Premises by Lessor shall be construed as an election on its part to terminate this lease, unless a written notice of such intention be given to Lessee. Notwithstanding any such reletting or re-enter or taking possession, Lessor may at any time thereafter elect to terminate this lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. Lessor's acceptance of rent following an event of default hereunder shall not be construed as Lessor's waiver of such event of default. No waiver by Lessor of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Lessor may suffer by reason of termination of this lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Lessor following possession. Should Lessor at any time terminate this lease for any default, in addition to any other remedy Lessor may have, Lessor may recover from Lessee all damages Lessor may incur by reason of such default, including the cost of recovering the Leased Premises and the loss of the base rental for the remaining term of the lease.

     19.  LANDLORD'S LIEN:

     In addition to the statutory landlord's lien and in order to secure payment of all rentals and other sums of money becoming due hereunder from Lessee, and to secure payment of any damages or loss which Lessor may suffer by reason of the breach by Lessee of any covenant, agreement, or condition contained herein, Lessee hereby grants unto Lessor a security interest in and an express contractual lien upon all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Lessee presently or which may hereafter be situated on the Leased Premises (except such part of such property as may be exchanged, replaced, or sold from time to time in the ordinary course of Lessee's operations) and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Lessor until all arrearages in rent as well as any and all other sums of money then due to Lessor hereunder shall first have been paid and discharged and all the covenants, agreements, and conditions hereof have been fully complied with and performed by Lessee. Upon the occurrence of an event of default by Lessee, Lessor may, in addition to any other remedies provided herein, enter upon the Leased Premises and take possession of any and all such goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Lessee situated on the Leased Premises, without liability for trespass or conversion (and Lessee hereby waives any right to notice or hearing prior to such taking of possession by Lessor) and sell the same at public or private sale, with or without having such property at the sale, after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Lessor or its assigns may purchase unless otherwise prohibited by law.
Unless otherwise provided by law, and without intending to exclude any other manner of giving Lessee reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed by this lease at least five (5) days before the day of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding, and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Lessee or as otherwise required by law; and the Lessee shall pay any deficiency forthwith. Upon request by Lessor, Lessee agrees to execute and deliver to Lessor a financing statement in form sufficient to perfect the security interest of Lessor in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. This lease shall also be deemed a security agreement under the Uniform Commercial Code of Texas and Lessor shall additionally have the rights and remedies provided by said Uniform Commercial Code. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     20. ABANDONED PROPERTY:

          All of Lessee's fixtures and personal property not promptly removed by Lessee from the Leased Premises at the termination of this lease, whether termination shall occur by the lapse of time or otherwise, shall thereupon be conclusively presumed to have been abandoned by Lessee, and shall become the property of the Lessor.

     21. HOLDING OVER BY LESSEE:

          Lessee shall not hold over beyond the termination of this lease, but should Lessee continue to hold the Leased Premises after the termination of this lease, whether the termination occurs by lapse of time or otherwise, Lessee shall pay to Lessor, as liquidated damages for each month of such holding over one and one-half (1-1/2) times the amount of the monthly installments of rent hereinabove provided for, which amounts shall be due and payable in advance on the first day of each calendar month. During such time as Lessee shall continue to hold the Leased Premises after the termination hereof, such holding over shall be a tenancy from month-to-month, and Lessee shall be regarded as a tenant from month-to-month subject, however, to all of the terms, provisions, covenants and agreements on the part of the Lessee hereunder. No payments of money by Lessee to Lessor after the termination of this lease or after the giving of any notice by Lessor to Lessee shall reinstate, continue or extend the term of this lease or affect any notice given Lessor to Lessee, and no extension of this lease shall be valid and until the same shall be reduced to writing and signed by both Lessor and Lessee.

     22. NO IMPLIED WAIVER:

          No provision of this lease shall be deemed to have been waived by Lessor unless such waiver be in writing signed by Lessor. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

     23.  SUBORDINATION:

          This lease and all rights of Lessee hereunder shall be subject and subordinate (i) to any mortgage and any deed of trust which do now or may hereafter affect the real property of which the Leased Premises forms a part, and (ii) to any and all increases, renewals, modifications, consolidations, replacements and extension of any of such mortgages and deeds of trust. This provision is hereby declared by Lessor and Lessee to be self-operative and no further instrument shall be required to effect such subordination of this lease. Lessee shall, however, upon demand at anytime or times execute, acknowledge and deliver to Lessor any and all instruments and certificates that may be necessary or proper to more effectively subordinate this lease and all rights of Lessee hereunder to any such mortgage or mortgages and/or deeds or deeds of trust or to confirm or evidence subordination.

          This lease and all rights to Lessee hereunder are further subject and subordinate to the extent that the same relate to the Leased Premises, to all applicable ordinances of the City of Dallas, Texas, relating to easements, franchises and other interests or rights upon, across or appurtenant to the building or any of the land upon which the building is situated.

     24. RULES AND REGULATIONS:

          Lessee covenants and agrees that it will comply with the rules and regulations of Lessor contained in this agreement, same being expressly made a part hereof, as well as all reasonable changes and additions that may at any time be adopted by Lessor for the operation and protection of the building and the protection and welfare of its tenants. Lessor expressly reserves the right at any time to make such reasonable changes in and additions to such rules and regulations, provided, however, that same shall not become effective and part of this lease until a copy thereof shall have been delivered to Lessee.

     25. AMENDMENT:

          It is agreed between Lessor and Lessee that no amendment or modification of this lease shall be valid or binding unless expressed in a writing executed by both of the parties hereto. In addition, no provision of this lease shall be altered, waived, amended or extended except in writing executed by both Lessor and Lessee.

     26. MECHANIC'S AND MATERIALMAN'S LIENS:

          Lessee shall cause to be discharged, within ten (10) days after the filing thereof, any general contractor mechanic's or material man's lien that may be filed against the building, or any part thereof, on account of any work claimed to have been performed at the request of or for the account of Lessee or any materials claimed to have been furnished to, at the request of or for the account of Lessee. If Lessee shall fail to discharge such lien within such period, then in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Lessor for any of the aforesaid purposes, or for the satisfaction of any other lien, not caused or claimed to be caused by Lessor, and all reasonable legal and other expenses of Lessor, including reasonable attorney's fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, with interest thereon at the rate of eighteen percent (18%) per annum from the rate of payment shall be paid by Lessee to Lessor on demand.

     27.  RELOCATION:

          Lessor expressly reserves the right at any time and from time to time to substitute, instead of the Leased Premises, other space (the "New Premises") of Lessor's choosing and to require that Lessee relocate to the New Premises, which New Premises shall be of approximately the same dimensions and size within the building. The New Premises shall also be decorated by Lessor at Lessor's sole cost and expense so that the interior design and decoration of the New Premises shall be comparable to the then existing interior design and decoration of the Leased Premises. Prior to any relocation hereunder, Lessor shall give Lessee at least thirty (30) days written notice specifying Lessor's intention to relocate Lessee. Lessor shall reimburse Lessee for Lessee's reasonable out-of-pocket expenses for moving Lessee's furniture, equipment, supplies, and telephones and telephone equipment from the Leased Premises to the New Premises. Lessee agrees that Lessor's exercise of Lessor's election to require that Lessee relocate shall not terminate this Lease or release Lessee, in whole or in part, from Lessee's obligation to pay the rental and perform the covenants and agreements hereunder for the full term of this Lease. In the event of any such relocation, this Lease shall continue in full force and effect with no change in the terms, covenants or conditions hereof other than the substitution of the New Premises for the Leased Premises.

     28.  AUTHORITIES FOR ACTION AND NOTICES:

          Lessor any act in respect to any matter arising under this lease through any one of its executive officers or its manager of the building, and any notice given by Lessee or Lessor hereunder, in order to be effective and binding, must be in writing and sent to Lessor's manager of the building by United States certified mail, with adequate postage prepaid, addressed to the manager at 5415 Maple Avenue, Suite 200, Dallas, Texas 75225 or to such other person and/or other address as Lessor may designate by written notice to Lessee. Any notice given by Lessor to Lessee hereunder, in order to be effective and binding, must be in writing and hand delivered or sent by United States certified mail, with adequate postage prepaid, addressed to Lessee at the Leased Premises.

     29.  GOVERNING LAW AND VENUE:

          This lease shall be governed by and subject to the laws of the State of Texas, and is performable in Dallas, Dallas County, Texas.

     30.  ATTORNEY'S FEES:

          Either party to the lease shall pay to the other party upon demand all attorney's fees and all expenses and court costs incurred in enforcing any of the obligations under this lease.

     31.  SEVERABILITY:

          Each and every covenant and agreement contained in this lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.

     32.  FORCE MAJEURE:

          Whenever a period of time is herein prescribed for action to be taken by Lessor or Lessee, such party shall not be liable or responsible for, and thereby shall be excluded from the computation for any such period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind whatsoever which is beyond the control of such party.

     33.  JOINT AND SEVERAL LIABILITY:

          If there be more than one Lessee, the obligation hereunder imposed upon Lessee shall be joint and several.

     34.  BINDING EFFECT:

          All of the covenants, agreements, terms, and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, personal representatives, successors, and, to the extent assignment is permitted hereunder, their respective assigns.

     35.  ADDITIONAL TERMS AND CONDITIONS:

     I.   EXHIBIT "A" - Floorplan attached.

     II. Lessor will provide Lessee with 6 (six) reserved underground parking spaces.







LESSOR:                              LESSEE:

ANDREW-DILLINGHAM PROPERTIES         Cytoclonal Pharmaceutics, Inc.
                                     ---------------------------------------
                                     Company or Individual


By:                                  By: /s/ DAN SHUSTERMAN
   ------------------------------       ------------------------------------
       ADOLPHUS ANDREWS, JR.
       Managing Partner

                                     Name:   Dan Shusterman
                                           ------------------------------------


                                     Title: Vice President Operations & Finance
                                           ------------------------------------


                                      9000 Harry Hines, Suite #330
                                     ------------------------------------------
                                     Address (Home Office and/or Residence)


                                      Dallas,        Texas       75235
                                     ------------------------------------------
                                     City            State      Zip Code


                                                   Ph:  214/353-2922
                                                       ------------------------

                        BUILDING RULES & REGULATIONS

     1. Lessor shall provide all locks to doors in each Lessee's leased area, and no Lessee shall place any additional lock on any door in its leased area without Lessor's prior written consent. Lessor agrees to furnish Lessee two keys without charge. Additional keys will be furnished at a nominal charge.

     2. Sidewalks, doorways, halls, stairways and other similar areas shall not be obstructed by Lessee or used by any Lessee for any purpose other than ingress and egress to and from the Leased Premises and for going from one to another part of the building.

     3. Plumbing fixtures and appliances shall be used only for the purposes for which designed. Damage resulting to any such fixtures or appliances from misuse by Lessee shall be paid by him, and Lessor shall not in any case be responsible therefor.

     4. All Lessees will refer all contractors, contractor's representatives and installation technicians rendering any service to them to Lessor for Lessor's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the building including, but not limited to installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the building. Should a Lessee require telegraphics, telephonic, or other communication service, Lessor will direct the electricians where and how wires are to be introduced and placed and none shall be introduced or placed except as Lessor shall direct. Electric current shall not be used for power or heating without Lessor's prior written consent.

     5. Movement in or out of the building of furniture or office equipment, or dispatch or receipt by Lessees of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the building entrances or lobby shall be restricted to such hours as Lessor shall designate. All such movement shall be under the supervision of Lessor and in the manner agreed between the Lessee and Lessor by prearrangement before performance. The Lessees are to assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Lessor if damaged or injured as a result of acts in connection with carrying out this service for a Lessee from time of entering property to completion of work, and Lessor shall not be liable for acts of any person engaged in, or any damage or loss to any said property or persons resulting from any act in connection with such service performed for a Lessee.

     6. Lessor shall have the power to prescribe the weight and position of safes and other heavy equipment, which shall in all cases, to distribute weight, stand on supporting devices approved by Lessor. All damages done to the building by taking in or putting out any property of a Lessee, or done by a Lessee's property while in the building, shall be repaired at the expense of such Lessee. Lessee shall notify the building manager when safes and other heavy equipment are to be taken in or out of the building, and the moving shall be done under the supervision of the building manager, after written permit from Lessor. Persons employed to move such property must be acceptable to Lessor.

     7.  Corridor doors, when not in use, shall be kept closed.

     8. No person shall disturb the occupants of the Building by the use of any musical instruments, including stereo equipment, the making of unseemly noises, or any reasonable use, or disruptive actions.

     9. Lessor will not permit entrance to Tenant's office by use of passkeys controlled by Lessor, to any person at any time without written permission by Lessee, except employees, contractors, or service personnel directly supervised by Lessor.

     10. Nothing shall be swept or thrown into the corridors, halls, elevator shafts, or stairways. No birds, or animals except laboratory test animals shall be brought into or kept in, on or about Lessee's area.

     11. No machinery of any kind other than hot water heater, vacuum pump, air compressor, steam generator, hepa filter, ventilation hoods, or any other machinery already installed, shall be operated by any Lessee on its leased area without the prior written consent of Lessor, nor shall any Lessee use or keep in the building any inflammable or explosive fluid of substance except as necessary for the normal operation of a biopharmaceutical research and development facility.

     12. No portion of any Lessee's leased area shall at any time be used or occupied as sleeping or lodging quarters.

     13. Lessor reserves the right to rescind any of these rules and regulations as in its judgment shall from time to time be needed for the safety, protection, care and cleanliness of the building, the operation thereof, the preservation of good order therein and the protection and comfort of the Lessees and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to a Lessee, shall be binding upon it in like manner as if originally herein prescribed.

                                 EXHIBIT "A"

                                  Floorplan

                             THE REGAL BUILDING
                         1720 Regal Row, Suite #215
                             Dallas, Texas 75235

                               (5,018 r.s.f.)



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